                                                                      Exhibit 16

        INVESTMENT PERFORMANCE -- EV CLASSIC CALIFORNIA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from December 19, 1985 through September 30, 1995 and for the 1 and 5 year periods ended September 30, 1995. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/95    ON 09/30/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              12/19/85      $1,833.06      $1,833.06      83.31%      6.39%         83.31%      6.39%

5 YEARS ENDED
09/30/95          09/30/90      $1,374.89      $1,374.89      37.49%      6.56%         37.49%      6.56%

1 YEAR ENDED
09/30/95          09/30/94      $1,083.18      $1,073.18      8.32%       8.32%         7.32%       7.32%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after
                                      deducting the CDSC **
                         P         =  an initial investment of $1,000


 * The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

** The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.


        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 09/30/95 was 4.95% and was calculated by annualizing the most recent dividend distribution ($0.039153434) and dividing the result by the current maximum offering price ($9.32).


The effective distribution rate as of 09/30/95 was 5.06% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                                 (365/31)
       EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1] - 1

                     EV CLASSIC CALIFORNIA MUNICIPALS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/95:

                            Interest Income Earned:     $14,067
 Plus                       Dividend Income Earned:
                                                         ------
 Equal                                Gross Income:     $14,067

 Minus                                    Expenses:      $4,264
                                                         ------
 Equal                       Net Investment Income:      $9,803

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     295,106
                                                         ------
 Equal      Net Investment Income Earned Per Share:     $0.0332

                 Net Asset Value Per Share 9/30/95:       $9.32

                                     30 Day Yield*:       4.32%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                         ------
 Equal                     Tax Equivalent Yield **:       6.26%

         Divided by one minus a tax rate of 37.90%:     0.6210
                                                         ------
 Equal                     Tax Equivalent Yield***:       6.96%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0332/$9.32)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and California tax rate of 37.90%

           INVESTMENT PERFORMANCE -- EV CLASSIC FLORIDA TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from August 28, 1990 through September 30, 1995 and for the 1 and 5 year periods ended September 30, 1995. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/95    ON 09/30/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              08/28/90      $1,457.27      $1,457.27      45.73%      7.66%         45.73%      7.66%

5 YEARS ENDED
09/30/95          09/30/90      $1,458.76      $1,458.76      45.88%      7.83%         45.88%      7.83%

1 YEAR ENDED
09/30/95          09/30/94      $1,097.21      $1,087.21      9.72%       9.72%         8.72%       8.72%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after
                                      deducting the CDSC **
                         P         =  an initial investment of $1,000


 * The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

** The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.




        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 09/30/95 was 4.87% and was calculated by annualizing the most recent dividend distribution ($0.038643856) and dividing the result by the current maximum offering price ($9.35).


The effective distribution rate as of 09/30/95 was 4.98% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                                (365/31)
       EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1] - 1

               EV CLASSIC FLORIDA TAX FREE FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/95:

                            Interest Income Earned:     $25,851
 Plus                       Dividend Income Earned:
                                                         ------
 Equal                                Gross Income:     $25,851

 Minus                                    Expenses:      $6,718
                                                         ------
 Equal                       Net Investment Income:     $19,133

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     563,219
                                                         ------
 Equal      Net Investment Income Earned Per Share:     $0.0340

                 Net Asset Value Per Share 9/30/95:       $9.35

                                     30 Day Yield*:       4.40%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                         ------
 Equal                     Tax Equivalent Yield **:       6.38%








 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0340/$9.35)+1)-1]

 ** Assuming a tax rate of 31%

        INVESTMENT PERFORMANCE -- EV CLASSIC MASSACHUSETTS TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from April 19, 1991 through September 30, 1995 and for the 1 year period ended September 30, 1995. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/95    ON 09/30/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              04/19/91      $1,343.50      $1,343.50      34.35%      6.84%         34.35%      6.84%

1 YEAR ENDED
09/30/95          09/30/94      $1,084.45      $1,074.45      8.45%       8.45%         7.45%       7.45%



Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after
                                      deducting the CDSC **
                         P         =  an initial investment of $1,000


 * The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

** The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.




        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 09/30/95 was 5.00% and was calculated by annualizing the most recent dividend distribution ($0.039323314) and dividing the result by the current maximum offering price ($9.26).


The effective distribution rate as of 09/30/95 was 5.12% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                               (365/31)
       EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1] - 1

                     EV CLASSIC MASSACHUSETTS TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/95:

                            Interest Income Earned:     $14,851
 Plus                       Dividend Income Earned:
                                                         ------
 Equal                                Gross Income:     $14,851

 Minus                                    Expenses:      $3,798
                                                         ------
 Equal                       Net Investment Income:     $11,053

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     309,591
                                                         ------
 Equal      Net Investment Income Earned Per Share:     $0.0357

                 Net Asset Value Per Share 9/30/95:       $9.26

                                     30 Day Yield*:       4.67%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                         ------
 Equal                     Tax Equivalent Yield **:       6.77%

         Divided by one minus a tax rate of 39.28%:      0.6072
                                                         ------
 Equal                     Tax Equivalent Yield***:       7.69%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0357/$9.26)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Massachusetts tax rate of 39.28%

         INVESTMENT PERFORMANCE -- EV CLASSIC MISSISSIPPI TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from June 11, 1993 through September 30, 1995 and for the 1 year period ended September 30, 1995. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/95    ON 09/30/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              06/11/93      $1,059.75      $1,059.75      5.98%       2.54%         5.98%       2.54%

1 YEAR ENDED
09/30/95          09/30/94      $1,094.67      $1,084.67      9.47%       9.47%         8.47%       8.47%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after
                                      deducting the CDSC **
                         P         =  an initial investment of $1,000


 * The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

** The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.




        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 09/30/95 was 4.60% and was calculated by annualizing the most recent dividend distribution ($0.036350693) and dividing the result by the current maximum offering price ($9.30).


The effective distribution rate as of 09/30/95 was 4.70% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                               (365/31)
       EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1] - 1

                      EV CLASSIC MISSISSIPPI TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/95:

                            Interest Income Earned:     $11,546
 Plus                       Dividend Income Earned:
                                                        -------
 Equal                                Gross Income:     $11,546

 Minus                                    Expenses:      $3,566
                                                        -------
 Equal                       Net Investment Income:      $7,980

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     251,766
                                                         ------
 Equal      Net Investment Income Earned Per Share:     $0.0317

                 Net Asset Value Per Share 9/30/95:       $9.30

                                     30 Day Yield*:       4.13%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                         ------
 Equal                     Tax Equivalent Yield **:       5.99%

         Divided by one minus a tax rate of 34.45%:     0.6555
                                                         ------
 Equal                     Tax Equivalent Yield***:       6.30%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0317/$9.30)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Mississippi tax rate of 34.45%

          INVESTMENT PERFORMANCE -- EV CLASSIC NEW YORK TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from August 30, 1990 through September 30, 1995 and for the 1 and 5 year periods ended September 30, 1995. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/95    ON 09/30/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              08/30/90      $1,499.06      $1,499.06      49.91%      8.28%         49.91%      8.28%

5 YEARS ENDED
09/30/95          09/30/90      $1,506.55      $1,506.55      50.66%      8.52%         50.66%      8.52%

1 YEAR ENDED
09/30/95          09/30/94      $1,094.48      $1,084.48      9.45%       9.45%         8.45%       8.45%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after
                                      deducting the CDSC **
                         P         =  an initial investment of $1,000


 * The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

** The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.




        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 09/30/95 was 4.85% and was calculated by annualizing the most recent dividend distribution ($0.038813705) and dividing the result by the current maximum offering price ($9.42).


The effective distribution rate as of 09/30/95 was 4.96% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                               (365/31)
       EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1] - 1

                       EV CLASSIC NEW YORK TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/95:

                            Interest Income Earned:     $26,826
 Plus                       Dividend Income Earned:
                                                        -------
 Equal                                Gross Income:     $26,826

 Minus                                    Expenses:      $7,286
                                                        -------
 Equal                       Net Investment Income:     $19,540

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     582,871
                                                        -------
 Equal      Net Investment Income Earned Per Share:     $0.0335

                 Net Asset Value Per Share 9/30/95:       $9.42

                                     30 Day Yield*:       4.31%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                        -------
 Equal                     Tax Equivalent Yield **:       6.25%

          Divided by one minus a tax rate of 39.32%:     0.6068
                                                        -------
 Equal                     Tax Equivalent Yield***:       7.10%



 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0335/$9.42)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and New York tax rate of 39.32%

            INVESTMENT PERFORMANCE -- EV CLASSIC OHIO TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from April 18, 1991 through September 30, 1995 and for the 1 year period ended September 30, 1995. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/95    ON 09/30/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              04/18/91      $1,346.62      $1,346.62      34.66%      6.90%         34.66%      6.90%

1 YEAR ENDED
09/30/95          09/30/94      $1,096.38      $1,086.38      9.64%       9.64%         8.64%       8.64%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after
                                      deducting the CDSC **
                         P         =  an initial investment of $1,000


 * The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

** The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.



        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 09/30/95 was 4.75% and was calculated by annualizing the most recent dividend distribution ($0.037624669) and dividing the result by the current maximum offering price ($9.32).


The effective distribution rate as of 09/30/95 was 4.86% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                                (365/31)
       EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1] - 1

                  EV CLASSIC OHIO TAX FREE FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/95:

                            Interest Income Earned:     $10,566
 Plus                       Dividend Income Earned:
                                                        -------
 Equal                                Gross Income:     $10,566

 Minus                                    Expenses:      $2,519
                                                        -------
 Equal                       Net Investment Income:      $8,047

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     228,843
                                                        -------
 Equal      Net Investment Income Earned Per Share:     $0.0352

                 Net Asset Value Per Share 9/30/95:       $9.32

                                     30 Day Yield*:       4.57%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                         ------
 Equal                     Tax Equivalent Yield **:       6.62%

          Divided by one minus a tax rate of 35.76%:     0.6424
                                                         ------
 Equal                     Tax Equivalent Yield***:       7.11%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0352/$9.32)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Ohio tax rate of 35.76%

        INVESTMENT PERFORMANCE -- EV CLASSIC RHODE ISLAND TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from June 11, 1993 through September 30, 1995 and for the 1 year period ended September 30, 1995. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/95    ON 09/30/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              06/11/93      $1,057.34      $1,057.34      5.73%       2.44%         5.73%       2.44%

1 YEAR ENDED
09/30/95          09/30/94      $1,090.04      $1,080.04      9.00%       9.00%         8.00%       8.00%



Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after
                                      deducting the CDSC **
                         P         =  an initial investment of $1,000


 * The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

** The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.



        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 09/30/95 was 4.82% and was calculated by annualizing the most recent dividend distribution ($0.037709609) and dividing the result by the current maximum offering price ($9.21).


The effective distribution rate as of 09/30/95 was 4.93% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                                (365/31)
       EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1] - 1

                     EV CLASSIC RHODE ISLAND TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS


                    For the 30 days ended 9/30/95:

                            Interest Income Earned:     $15,079
 Plus                       Dividend Income Earned:
                                                        -------
 Equal                                Gross Income:     $15,079

 Minus                                    Expenses:      $3,297
                                                        -------
 Equal                       Net Investment Income:     $11,782

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     336,494
                                                        -------
 Equal      Net Investment Income Earned Per Share:     $0.0350

                 Net Asset Value Per Share 9/30/95:       $9.21

                                     30 Day Yield*:       4.61%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                         ------
 Equal                     Tax Equivalent Yield **:       6.68%

          Divided by one minus a tax rate of 36.88%:     0.6312
                                                         ------
 Equal                     Tax Equivalent Yield***:       7.30%



 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0350/$9.21)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Rhode Island tax rate of 36.88%

        INVESTMENT PERFORMANCE -- EV CLASSIC WEST VIRGINIA TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from June 11, 1993 through September 30, 1995 and for the 1 year period ended September 30, 1995. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/95    ON 09/30/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              06/11/93      $1,059.59      $1,059.59      5.96%       2.54%         5.96%       2.54%

1 YEAR ENDED
09/30/95          09/30/94      $1,093.53      $1,083.53      9.35%       9.35%         8.35%       8.35%



Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after
                                      deducting the CDSC **
                         P         =  an initial investment of $1,000


 * The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

** The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.



        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 09/30/95 was 4.63% and was calculated by annualizing the most recent dividend distribution ($0.036775362) and dividing the result by the current maximum offering price ($9.35).


The effective distribution rate as of 09/30/95 was 4.73% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                                (365/31)
       EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1] - 1

                     EV CLASSIC WEST VIRGINIA TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS


                    For the 30 days ended 9/30/95:

                            Interest Income Earned:      $5,225
 Plus                       Dividend Income Earned:
                                                         ------
 Equal                                Gross Income:      $5,225

 Minus                                    Expenses:      $1,152
                                                         ------
 Equal                       Net Investment Income:      $4,073

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     112,639
                                                         ------
 Equal      Net Investment Income Earned Per Share:     $0.0362

                 Net Asset Value Per Share 9/30/95:       $9.35

                                     30 Day Yield*:       4.69%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                         ------
 Equal                     Tax Equivalent Yield **:       6.80%

          Divided by one minus a tax rate of 35.49%:     0.6451
                                                         ------
 Equal                     Tax Equivalent Yield***:       7.27%



 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0362/$9.35)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and West Virginia tax rate of 35.49%

        INVESTMENT PERFORMANCE -- EV MARATHON CALIFORNIA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from December 19, 1985 through September 30, 1995 and for the 1 and 5 year periods ended September 30, 1995.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/95    ON 09/30/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              12/19/85      $1,825.16      $1,825.16      82.52%      6.34%         82.52%      6.34%

5 YEARS ENDED
09/30/95          09/30/90      $1,369.11      $1,349.44      36.91%      6.47%         34.94%      6.16%

1 YEAR ENDED
09/30/95          09/30/94      $1,082.97      $1,032.97      8.30%       8.30%         3.30%       3.30%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after
                                      deducting the CDSC **
                         P         =  an initial investment of $1,000


 * The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

** The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.




        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 09/30/95 was 4.99% and was calculated by annualizing the most recent dividend distribution ($0.039917832) and dividing the result by the current maximum offering price ($9.41).


The effective distribution rate as of 09/30/95 was 5.11% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                                (365/31)
       EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1] - 1

                     EV MARATHON CALIFORNIA MUNICIPALS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/95:

                            Interest Income Earned:    $2,107,414
 Plus                       Dividend Income Earned:
                                                       ----------
 Equal                                Gross Income:    $2,107,414

 Minus                                    Expenses:      $565,711
                                                       ----------
 Equal                       Net Investment Income:    $1,541,703

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    43,073,362
                                                       ----------
 Equal      Net Investment Income Earned Per Share:       $0.0358

                 Net Asset Value Per Share 9/30/95:         $9.41

                                     30 Day Yield*:         4.61%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                       ----------
 Equal                     Tax Equivalent Yield **:         6.68%

          Divided by one minus a tax rate of 37.90%:       0.6210
                                                       ----------
 Equal                     Tax Equivalent Yield***:         7.42%



 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0358/$9.41)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and California tax rate of 37.90%

          INVESTMENT PERFORMANCE -- EV MARATHON FLORIDA TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from August 28, 1990 through September 30, 1995 and for the 1 and 5 year periods ended September 30, 1995.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/95    ON 09/30/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              08/28/90      $1,478.92      $1,468.92      47.89%      7.97%         46.89%      7.83%

5 YEARS ENDED
09/30/95          09/30/90      $1,480.39      $1,460.39      48.04%      8.15%         46.04%      7.85%

1 YEAR ENDED
09/30/95          09/30/94      $1,098.98      $1,048.98      9.90%       9.90%         4.90%       4.90%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after
                                      deducting the CDSC **
                         P         =  an initial investment of $1,000


 * The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

** The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.



        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 09/30/95 was 4.80% and was calculated by annualizing the most recent dividend distribution ($0.043739729) and dividing the result by the current maximum offering price ($10.72).


The effective distribution rate as of 09/30/95 was 4.91% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                                (365/31)
       EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1] - 1

                       EV MARATHON FLORIDA TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/95:

                            Interest Income Earned:    $3,483,696
 Plus                       Dividend Income Earned:
                                                       ----------
 Equal                                Gross Income:    $3,483,696

 Minus                                    Expenses:      $862,559
                                                       ----------
 Equal                       Net Investment Income:    $2,621,137

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    65,921,525
                                                       ----------
 Equal      Net Investment Income Earned Per Share:       $0.0398

                 Net Asset Value Per Share 9/30/95:        $10.72

                                     30 Day Yield*:         4.49%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                       ----------
 Equal                     Tax Equivalent Yield **:         6.51%



 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0398/$10.72)+1)-1]

 ** Assuming a tax rate of 31%

       INVESTMENT PERFORMANCE -- EV MARATHON MASSACHUSETTS TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from April 18, 1991 through September 30, 1995 and for the 1 year period ended September 30, 1995.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/95    ON 09/30/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              04/18/91      $1,346.76      $1,326.76      34.68%      6.90%         32.68%      6.54%

1 YEAR ENDED
09/30/95          09/30/94      $1,083.80      $1,033.80      8.38%       8.38%         3.38%       3.38%



Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after
                                      deducting the CDSC **
                         P         =  an initial investment of $1,000


 * The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

** The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.




        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 09/30/95 was 4.87% and was calculated by annualizing the most recent dividend distribution ($0.042465784) and dividing the result by the current maximum offering price ($10.27).


The effective distribution rate as of 09/30/95 was 4.98% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                                (365/31)
       EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1] - 1

                    EV MARATHON MASSACHUSETTS TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS


                    For the 30 days ended 9/30/95:

                            Interest Income Earned:    $1,521,243
 Plus                       Dividend Income Earned:
                                                       ----------
 Equal                                Gross Income:    $1,521,243

 Minus                                    Expenses:      $369,935
                                                       ----------
 Equal                       Net Investment Income:    $1,151,308

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    28,411,342
                                                       ----------
 Equal      Net Investment Income Earned Per Share:       $0.0405

                 Net Asset Value Per Share 9/30/95:        $10.27

                                     30 Day Yield*:         4.78%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                       ----------
 Equal                     Tax Equivalent Yield **:         6.93%

          Divided by one minus a tax rate of 39.28%:       0.6072
                                                       ----------
 Equal                     Tax Equivalent Yield***:         7.87%


 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0405/$10.27)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Massachusetts tax rate of 39.28%

        INVESTMENT PERFORMANCE -- EV MARATHON MISSISSIPPI TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from June 11, 1993 through September 30, 1995 and for the 1 year period ended September 30, 1995.


                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/95    ON 09/30/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              06/11/93      $1,065.75      $1,027.83      6.58%       2.79%         2.78%       1.20%

1 YEAR ENDED
09/30/95          09/30/94      $1,094.02      $1,044.02      9.40%       9.40%         4.40%       4.40%



Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after
                                      deducting the CDSC **
                         P         =  an initial investment of $1,000


 * The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

** The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.



        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 09/30/95 was 4.70% and was calculated by annualizing the most recent dividend distribution ($0.037879458) and dividing the result by the current maximum offering price ($9.48).


The effective distribution rate as of 09/30/95 was 4.81% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                                (365/31)
       EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1] - 1

                  EV MARATHON MISSISSIPPI TAX FREE FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/95:

                            Interest Income Earned:    $132,897
 Plus                       Dividend Income Earned:
                                                       --------
 Equal                                Gross Income:    $132,897

 Minus                                    Expenses:     $29,013
                                                       --------
 Equal                       Net Investment Income:    $103,884

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:   2,818,874
                                                       --------
 Equal      Net Investment Income Earned Per Share:     $0.0369

                 Net Asset Value Per Share 9/30/95:       $9.48

                                     30 Day Yield*:       4.71%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                       --------
 Equal                     Tax Equivalent Yield **:       6.83%

          Divided by one minus a tax rate of 34.45%:     0.6555
                                                       --------
 Equal                     Tax Equivalent Yield***:       7.19%


 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0369/$9.48)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Mississippi tax rate of 34.45%

          INVESTMENT PERFORMANCE -- EV MARATHON NEW YORK TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from August 30, 1990 through September 30, 1995 and for the 1 and 5 year periods ended September 30, 1995.


                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/95    ON 09/30/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              08/30/90      $1,499.10      $1,489.10      49.91%      8.28%         48.91%      8.14%

5 YEARS ENDED
09/30/95          09/30/90      $1,506.65      $1,486.65      50.67%      8.53%         48.67%      8.24%

1 YEAR ENDED
09/30/95          09/30/94      $1,092.30      $1,042.30      9.23%       9.23%         4.23%       4.23%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after
                                      deducting the CDSC **
                         P         =  an initial investment of $1,000


 * The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

** The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.


        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 09/30/95 was 4.87% and was calculated by annualizing the most recent dividend distribution ($0.044758916) and dividing the result by the current maximum offering price ($10.83).


The effective distribution rate as of 09/30/95 was 4.98% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                               (365/31)
       EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1] - 1

                       EV MARATHON NEW YORK TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS


                    For the 30 days ended 9/30/95:

                            Interest Income Earned:    $3,153,562
 Plus                       Dividend Income Earned:
                                                       ----------
 Equal                                Gross Income:    $3,153,562

 Minus                                    Expenses:      $809,765
                                                       ----------
 Equal                       Net Investment Income:    $2,343,797

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    59,289,015
                                                       ----------
 Equal      Net Investment Income Earned Per Share:       $0.0395

                 Net Asset Value Per Share 9/30/95:        $10.83

                                     30 Day Yield*:         4.42%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                       ----------
 Equal                     Tax Equivalent Yield **:         6.41%

          Divided by one minus a tax rate of 39.32%:       0.6068
                                                       ----------
 Equal                     Tax Equivalent Yield***:         7.28%


 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0395/$10.83)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and New York tax rate of 39.32%

            INVESTMENT PERFORMANCE -- EV MARATHON OHIO TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from April 18, 1991 through September 30, 1995 and for the 1 year period ended September 30, 1995.


                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/95    ON 09/30/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              04/18/91      $1,363.98      $1,343.98      36.40%      7.21%         34.40%      6.85%

1 YEAR ENDED
09/30/95          09/30/94      $1,097.39      $1,047.39      9.74%       9.74%         4.74%       4.74%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after
                                      deducting the CDSC **
                         P         =  an initial investment of $1,000


 * The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

** The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.


        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 09/30/95 was 4.61% and was calculated by annualizing the most recent dividend distribution ($0.041191808) and dividing the result by the current maximum offering price ($10.51).


The effective distribution rate as of 09/30/95 was 4.71% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                                (365/31)
       EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1] - 1

                  EV MARATHON OHIO TAX FREE FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS


                    For the 30 days ended 9/30/95:

                            Interest Income Earned:    $1,590,080
 Plus                       Dividend Income Earned:
                                                       ----------
 Equal                                Gross Income:    $1,590,080

 Minus                                    Expenses:      $404,370
                                                       ----------
 Equal                       Net Investment Income:    $1,185,710

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    30,168,470
                                                       ----------
 Equal      Net Investment Income Earned Per Share:       $0.0393

                 Net Asset Value Per Share 9/30/95:        $10.51

                                     30 Day Yield*:         4.53%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                       ----------
 Equal                     Tax Equivalent Yield **:         6.57%

         Divided by one minus a tax rate of 35.76%:       0.6424
                                                       ----------
 Equal                     Tax Equivalent Yield***:         7.05%


 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0393/$10.51)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Ohio tax rate of 35.76%

        INVESTMENT PERFORMANCE -- EV MARATHON RHODE ISLAND TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from June 11, 1993 through September 30, 1995 and for the 1 year period ended September 30, 1995.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/95    ON 09/30/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              06/11/93      $1,060.02      $1,022.42      6.00%       2.56%         2.24%       0.96%

1 YEAR ENDED
09/30/95          09/30/94      $1,089.35      $1,039.35      8.93%       8.93%         3.93%       3.93%



Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after
                                      deducting the CDSC **
                         P         =  an initial investment of $1,000


 * The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

** The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.



        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 09/30/95 was 4.91% and was calculated by annualizing the most recent dividend distribution ($0.039238374) and dividing the result by the current maximum offering price ($9.40).


The effective distribution rate as of 09/30/95 was 5.03% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                                (365/31)
       EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1] - 1

                     EV MARATHON RHODE ISLAND TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS


                    For the 30 days ended 9/30/95:

                            Interest Income Earned:    $194,390
 Plus                       Dividend Income Earned:
                                                       --------
 Equal                                Gross Income:    $194,390

 Minus                                    Expenses:     $45,247
                                                       --------
 Equal                       Net Investment Income:    $149,143

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:   4,212,496
                                                       --------
 Equal      Net Investment Income Earned Per Share:     $0.0354

                 Net Asset Value Per Share 9/30/95:       $9.40

                                     30 Day Yield*:       4.56%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                       --------
 Equal                     Tax Equivalent Yield **:       6.61%

          Divided by one minus a tax rate of 36.88%:     0.6312
                                                       --------
 Equal                     Tax Equivalent Yield***:       7.22%


 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0354/$9.40)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Rhode Island tax rate of 36.88%

       INVESTMENT PERFORMANCE -- EV MARATHON WEST VIRGINIA TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from June 11, 1993 through September 30, 1995 and for the 1 year period ended September 30, 1995.


                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/95    ON 09/30/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              06/11/93      $1,067.76      $1,029.76      6.78%       2.88%         2.98%       1.28%

1 YEAR ENDED
09/30/95          09/30/94      $1,093.90      $1,043.90      9.39%       9.39%         4.39%       4.39%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after
                                      deducting the CDSC **
                         P         =  an initial investment of $1,000


 * The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

** The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.


        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 09/30/95 was 4.75% and was calculated by annualizing the most recent dividend distribution ($0.038304127) and dividing the result by the current maximum offering price ($9.50).


The effective distribution rate as of 09/30/95 was 4.85% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                                (365/31)
       EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1] - 1

                  EV MARATHON WEST VIRGINIA TAX FREE FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS


                    For the 30 days ended 9/30/95:

                            Interest Income Earned:    $200,695
 Plus                       Dividend Income Earned:
                                                       --------
 Equal                                Gross Income:    $200,695

 Minus                                    Expenses:     $50,096
                                                       --------
 Equal                       Net Investment Income:    $150,599

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:   4,166,900
                                                       --------
 Equal      Net Investment Income Earned Per Share:     $0.0361

                 Net Asset Value Per Share 9/30/95:       $9.50

                                     30 Day Yield*:       4.61%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                       --------
 Equal                     Tax Equivalent Yield **:       6.68%

          Divided by one minus a tax rate of 35.49%:     0.6451
                                                       --------
 Equal                     Tax Equivalent Yield***:       7.15%


 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0361/$9.50)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and West Virginia tax rate of 35.49%

      INVESTMENT PERFORMANCE -- EV TRADITIONAL CALIFORNIA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from December 19, 1985 through September 30, 1995 and for the 1 and 5 year periods ended September 30, 1995. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 09/30/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              12/19/85      $962.68        $1,803.67      87.36%      6.62%         80.37%      6.21%

5 YEARS ENDED
09/30/95          09/30/90      $962.79        $1,353.21      40.54%      7.03%         35.32%      6.22%

1 YEAR ENDED
09/30/95          09/30/94      $962.81        $1,058.55      9.94%       9.94%         5.86%       5.86%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.



        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 09/30/95 was 5.72% and was calculated by annualizing the most recent dividend distribution ($0.049726050) and dividing the result by the current maximum offering price ($10.58).


The effective distribution rate as of 09/30/95 was 5.87% and was calculated by dividing the distribtion rate by the compounding period (365/30), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                                (365/30)
       EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/30))+1] - 1

                   EV TRADITIONAL CALIFORNIA MUNICIPALS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS


                    For the 30 days ended 9/30/95:

                            Interest Income Earned:     $21,135
 Plus                       Dividend Income Earned:
                                                        -------
 Equal                                Gross Income:     $21,135

 Minus                                    Expenses:      $1,909
                                                        -------
 Equal                       Net Investment Income:     $19,226

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     403,469
                                                        -------
 Equal      Net Investment Income Earned Per Share:     $0.0477

                 Net Asset Value Per Share 9/30/95:      $10.58

                                     30 Day Yield*:       5.47%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                        -------
 Equal                     Tax Equivalent Yield **:       7.93%

          Divided by one minus a tax rate of 37.90%:     0.6210
                                                        -------
 Equal                     Tax Equivalent Yield***:       8.81%


 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0477/$10.58)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and California tax rate of 37.90%

         INVESTMENT PERFORMANCE -- EV TRADITIONAL FLORIDA TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from August 28, 1990 through September 30, 1995 and for the 1 and 5 year periods ended September 30, 1995. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 09/30/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              08/28/90      $962.16        $1,434.64      49.11%      8.15%         43.46%      7.33%

5 YEARS ENDED
09/30/95          09/30/90      $962.15        $1,436.07      49.26%      8.32%         43.61%      7.49%

1 YEAR ENDED
09/30/95          09/30/94      $962.53        $1,064.42      10.59%      10.59%        6.44%       6.44%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.



                CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 09/30/95 was 5.48% and was calculated by annualizing the most recent dividend distribution ($0.048904110) and dividing the result by the current maximum offering price ($10.86).


The effective distribution rate as of 09/30/95 was 5.62% and was calculated by dividing the distribtion rate by the compounding period (365/30), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                                (365/30)
       EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/30))+1] - 1

               EV TRADITIONAL FLORIDA TAX FREE FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS


                    For the 30 days ended 9/30/95:

                            Interest Income Earned:     $16,220
 Plus                       Dividend Income Earned:
                                                        -------
 Equal                                Gross Income:     $16,220

 Minus                                    Expenses:      $2,321
                                                        -------
 Equal                       Net Investment Income:     $13,899

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     316,800
                                                        -------
 Equal      Net Investment Income Earned Per Share:     $0.0439

                 Net Asset Value Per Share 9/30/95:      $10.86

                                     30 Day Yield*:       4.90%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                        -------
 Equal                     Tax Equivalent Yield **:       7.10%



 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0439/$10.86)+1)-1]

 ** Assuming a tax rate of 31%

        INVESTMENT PERFORMANCE -- EV TRADITIONAL NEW YORK TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from August 30, 1990 through September 30, 1995 and for the 1 and 5 year periods ended September 30, 1995. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 09/30/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              08/30/90      $962.59        $1,459.27      51.59%      8.52%         45.93%      7.71%

5 YEARS ENDED
09/30/95          09/30/90      $962.73        $1,466.78      52.35%      8.77%         46.68%      7.95%

1 YEAR ENDED
09/30/95          09/30/94      $962.60        $1,061.91      10.32%      10.32%        6.19%       6.19%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.



        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 09/30/95 was 5.69% and was calculated by annualizing the most recent dividend distribution ($0.049315080) and dividing the result by the current maximum offering price ($10.55).


The effective distribution rate as of 09/30/95 was 5.84% and was calculated by dividing the distribtion rate by the compounding period (365/30), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                                (365/30)
       EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/30))+1] - 1

                     EV TRADITIONAL NEW YORK TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS

                    For the 30 days ended 9/30/95:

                            Interest Income Earned:     $20,656
 Plus                       Dividend Income Earned:
                                                        -------
 Equal                                Gross Income:     $20,656

 Minus                                    Expenses:      $1,873
                                                        -------
 Equal                       Net Investment Income:     $18,783

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     417,618
                                                        -------
 Equal      Net Investment Income Earned Per Share:     $0.0450

                 Net Asset Value Per Share 9/30/95:      $10.55

                                     30 Day Yield*:       5.17%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                        -------
 Equal                     Tax Equivalent Yield **:       7.49%

         Divided by one minus a tax rate of 39.32%:      0.6068
                                                        -------
 Equal                     Tax Equivalent Yield***:       8.52%


 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0450/$10.55)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and New York tax rate of 39.32%

        INVESTMENT PERFORMANCE -- MASSACHUSETTS MUNICIPAL BOND PORTFOLIO

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from April 18, 1991 through September 30, 1995 and for the 1 year period ended September 30, 1995. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                  VALUE OF A $1,000 INVESTMENT

                                              VALUE OF
INVESTMENT              INVESTMENT          INVESTMENT                TOTAL RETURN
PERIOD                  DATE                ON 09/30/95          CUMULATIVE  ANNUALIZED

LIFE OF
FUND                    04/18/91            $1,369.57            36.96%      7.31%

1 YEAR ENDED
09/30/95                09/30/94            $1,093.71            9.37%       9.37%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period


Cumulative total return is calculated using the following formula:

                              T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period
                         P         =  an initial investment of $1,000



        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 09/30/95 was 5.63% and was calculated by annualizing the most recent dividend distribution ($0.045438374) and dividing the result by the current maximum offering price ($9.51).


The effective distribution rate as of 09/30/95 was 5.77% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                                (365/31)
       EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1] - 1

                     MASSACHUSETTS MUNICIPAL BOND PORTFOLIO
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS

                    For the 30 days ended 9/30/95:

                            Interest Income Earned:     $34,878
 Plus                       Dividend Income Earned:
                                                        -------
 Equal                                Gross Income:     $34,878

 Minus                                    Expenses:      $5,178
                                                        -------
 Equal                       Net Investment Income:     $29,700

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     707,025
                                                        -------
 Equal      Net Investment Income Earned Per Share:     $0.0420

                 Net Asset Value Per Share 9/30/95:       $9.51

                                     30 Day Yield*:       5.36%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                        -------
 Equal                     Tax Equivalent Yield **:       7.77%

         Divided by one minus a tax rate of 39.28%:      0.6072
                                                        -------
 Equal                     Tax Equivalent Yield***:       8.83%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0420/$9.51)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Massachusetts tax rate of 39.28%